FIRST TRUST PRIVATE CREDIT FUND

Class I Shares - FTPCX

Annual Report

March 31, 2023

First Trust Private Credit Fund

This report and the financial statements contained herein are provided for the general information of the shareholders of the First Trust Private Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST PRIVATE CREDIT FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Executive-Level Overview

We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions. The prior year could be characterized by elevated volatility across both equity and credit markets, largely driven from significant and consecutive interest rate hikes from the Federal Reserve (the “Fed”). We continue to be cognizant of the current headline risks that have kept many investors cautious and continue to consider our investment decisions and portfolio management framework in this context. Despite the surface-level recovery observed across most public risk markets in early 2023, many fundamental themes and developments continue to play out under the veil of strong headline performance. As the direct and indirect implications of these themes on both public and private markets become more apparent, investors must constantly reassess these forces and the impact on their portfolios. In periods of such significant volatility, both to the upside and downside, it becomes inherently more difficult for investors to position portfolios and adjust to new data. In our view, these market environments result in a host of investment implications which tend to manifest themselves in reduced deal volumes, investor base turnover, and pronounced shifts in investor biases.

While we actively consider and monitor many of those macro-level risks and their effects on global capital markets, we remain steadfast in our effort to help investors build durable portfolios that we believe provide a high probability of generating positive absolute performance regardless of the broader market environment and throughout various market cycles over the long term. We remain confident in this approach as one that should result in stronger risk-adjusted returns for investors through market cycles.

This year we are particularly proud to have expanded our registered product lineup to bring more differentiated offerings to investors in a variety of structures that leverage the First Trust Alternative Investment Research team. We work to bring solutions to the marketplace that offer convenient access to the illiquidity premium observed in many alternative investment markets that will help more investors achieve better outcomes and meet their financial goals.

As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Private Credit Fund

Given the Fund inception date of May 9, 2022, performance for a 1-year rolling time period is not included in this annual report. Since inception, the portfolio has returned 3.37% compared to the Fund’s benchmark, the Bloomberg U.S Aggregate Bond Index which was up +0.09%. For the 6-month period ending March 31, 2023, the portfolio generated a positive net return of +5.59%, in comparison to the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, of +4.89%. We are quite pleased with both the relative and absolute level of performance displayed by the Fund over these lookback periods as the sub-advisers and co-investments within the Fund’s portfolio were able to take advantage of favorable lending opportunities, in-part fueled by an increased level of volatility and a pullback in investor participation in the markets in which the Fund is most active. More specifically, the Fund’s allocations to structured debt, specialty direct lending, and co-investments were all positive contributors over the course of the period May 9, 2022 (commencement of operations) through March 31, 2023, returning +1.98%, +2.70%, and +0.48% of gross performance, respectively. The Fund’s allocations to residential mortgage-backed securities detracted -0.19% over this time period.

Our firm remains highly constructive on the current opportunity set and components within the Fund, as the Fund’s exposure is expressed predominantly through floating rate private credit instruments. As such, we have been able to allocate to credit investments that have materially higher yields than many traditional credit markets. We are able to capitalize on and capture the illiquidity premium that exists in many private credit and direct lending markets. Additionally, the majority of these positions are structured with stricter covenants and increased collateral protection which we believe should benefit the Fund in the event of a more prolonged negative economic or credit market environment. As many traditional participants and financing channels have pulled back on new lending activity, a more diversified and higher-quality set of borrowers have begun to look towards private lending organizations to fulfill their financing needs. That dynamic has led to an overall reduction in credit market liquidity and has resulted in our sub-advisers seeing a much higher volume of high-quality deal flow and other private lending opportunities. These opportunities have the potential to offer higher rates of return along with more favorable terms due to the lenders’ ability to drive and negotiate deals with less competition in the space. Based on the current and go-forward expected yields of underlying positions within the Fund’s portfolio, we remain confident in the Fund’s ability to generate income that is sufficient to cover the distribution rate of the Fund as it has over the fiscal period.

We continue to find the broader credit investment landscape compelling and will continue to work towards populating the Fund’s portfolio with investments higher in the capital structure with quality borrowers that offer favorable risk-adjusted yields compared to traditional/secondary credit markets. We believe that this should provide the Fund with the potential to earn equity-like returns with lower levels of risk. Importantly, all of the sub-advisers within the Fund’s portfolio have been investing across their respective spaces within private credit throughout multiple market cycles, and we remain confident in their abilities to prudently manage their strategies regardless of the economic backdrop.

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.

Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy

Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Private Credit Fund
FUND PERFORMANCE
March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the Bloomberg U.S Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.

iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2023	Since Inception
First Trust Private Credit Fund - Class I (Inception Date May 9, 2022)	3.37%
Bloomberg U.S. Aggregate Bond Index	0.09%
iBoxx USD Liquid High Yield Index TR	1.90%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

grant thornton llp Grant Thornton Tower 171 N. Clark Street, Suite 200 Chicago, IL 60601 D +1 312 856 0200 F +1 312 602 8099

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

First Trust Private Credit Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of First Trust Private Credit Fund (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statements of operations and cash flows, the statement of changes in net assets, and the financial highlights for the period from May 9, 2022 (commencement of operations) through March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the period from May 9, 2022 (commencement of operations) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.

Chicago, Illinois

May 30, 2023

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

First Trust Private Credit Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES — 38.9%
$500,000	Antares Loan Funding CLO Class ,0.000%, 2/17/2032[1]	$510,907
150,000	Bellemeade Re Ltd. Series 2021-1A, Class M1C, 7.51% (30-Day SOFR Average+295 basis points), 3/25/2031[2,3,4,5]	150,050
227,925	BRAVO Residential Funding Trust 2021-A Series 2021-A, Class A1, 1.99%, 10/25/2059[2,3,6]	216,452
	CIFC Funding Ltd.
500,000	Series 2017-3A, Class C, 8.46% (3-Month USD Libor+365 basis points), 7/20/2030[2,3,4,5]	470,200
875,000	Series 2018-2A, Class D, 10.66% (3-Month USD Libor+585 basis points), 4/20/2031[2,3,4,5]	762,975
500,000	Clear Creek CLO Series 2015-1A, Class DR, 7.76% (3-Month USD Libor+295 basis points), 10/20/2030[2,3,4,5]	470,219
200,000	Deephaven Residential Mortgage Trust Series 2021-2, Class B1, 3.17%, 4/25/2066[2,3,5]	136,991
500,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class DR, 7.46% (3-Month USD Libor+260 basis points), 11/15/2028[2,3,4,5]	460,040
100,000	DT Auto Owner Trust Series 2022-2A, Class D, 5.46%, 3/15/2028[2,3]	97,758
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B2, 10.56% (30-Day SOFR Average+600 basis points), 8/25/2033[2,3,4,5]	220,074
250,000	Hertz Vehicle Financing III LP Series 2021-2A, Class D, 4.34%, 12/27/2027[2,3]	214,395
250,000	Home RE Ltd. Series 2022-1, Class M1C, 10.06% (30-Day SOFR Average+550 basis points), 10/25/2034[2,3,4,5]	250,928
500,000	HPS Loan Management 8-2016 Ltd. Series 8A-2016, Class DR, 7.71% (3-Month USD Libor+290 basis points), 7/20/2030[2,3,4,5]	425,776
425,000	Madison Park Funding XXVI Ltd. Series 2017-26A, Class DR, 7.80% (3-Month USD Libor+300 basis points), 7/29/2030[2,3,4,5]	399,500
199,407	Med Trust Series 2021-MDLN, Class G, 9.94% (1-Month USD Libor+525 basis points), 11/15/2038[2,4,5]	182,859
400,000	Mount Logan Funding LP Series 2018-1A, Class SUBR, 0.000%, 1/22/2033[2,3,5,7]	255,598
935,000	Neuberger Berman CLO XXII Ltd. Series 2016-22A, Class DR, 7.89% (3-Month USD Libor+310 basis points), 10/17/2030[2,3,4,5]	859,510

First Trust Private Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$500,000	Newark BSL CLO 2 Ltd. Series 2017-1A, Class CR, 7.97% (3-Month USD Libor+315 basis points), 7/25/2030[2,3,4,5]	$457,500
500,000	Octagon Investment Partners 33 Ltd. Series 2017-1A, Class C, 7.56% (3-Month USD Libor+275 basis points), 1/20/2031[2,3,4,5]	449,889
800,000	OSD CLO 2023-27 Ltd. Series 2023-27A, Class E, 10.79% (3-Month Term SOFR+825 basis points), 4/16/2035[2,3,4,5]	756,667
500,000	OZLM XXII, Ltd. Series 2018-22A, Class C, 7.44% (3-Month USD Libor+265 basis points), 1/17/2031[2,3,4,5]	434,612
	Palmer Square European Loan Funding
300,000	Series 2023-1X, Class E, 0.000% (3-Month Euribor+653 basis points), 11/15/2032[1,3,4,5,7]	299,317
600,000	Series 2023-1A, Class SUB, 0.000%, 11/15/2032[1,2,3,5,7]	650,689
	Palmer Square Loan Funding Ltd.
300,000	Series 2022-4A, Class D, 12.07% (3-Month Term SOFR+729 basis points), 7/24/2031[2,3,4,5,7]	279,303
450,000	Series 2022-4A, Class SUB, 0.000%, 7/24/2031[2,3,5,7]	441,809
149,601	PRET 2021-RN2 LLC Series 2021-RN2, Class A1, 1.74%, 7/25/2051[2,3,6]	139,639
201,596	PRPM 2021-6 LLC Series 2021-6, Class A1, 1.79%, 7/25/2026[2,3,6]	186,574
638,000	Signal Peak CLO 5 Ltd. Series 2018-5A, Class D, 7.47% (3-Month USD Libor+265 basis points), 4/25/2031[2,3,4,5]	579,343
500,000	Silver Creek CLO Ltd. Series 2014-1A, Class E1R, 10.43% (3-Month USD Libor+562 basis points), 7/20/2030[2,3,4,5]	432,053
250,000	Symphony CLO XVII Ltd. Series 2016-17A, Class ER, 10.34% (3-Month USD Libor+555 basis points), 4/15/2028[2,3,4,5]	233,699
200,000	Triangle RE Ltd. Series 2021-3, Class M2, 8.31% (30-Day SOFR Average+375 basis points), 2/25/2034[2,3,4,5]	191,474
125,499	Verus Securitization Trust 2021-1 Series 2021-1, Class A2, 1.05%, 1/25/20662,3,5	104,062
400,000	Voya CLO 2016-3 Ltd. Series 2016-3A, Class CR, 8.04% (3-Month USD Libor+325 basis points), 10/18/2031[2,3,4,5]	329,219
	TOTAL ASSET-BACKED SECURITIES
	(Cost $12,053,898)	12,050,081

First Trust Private Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2023

Principal Amount		Value
	BANK LOANS — 37.1%
$635,000	Alegeus Technologies Holding Corp. 1L 9/24 10.95%, 9/5/2024[1]	$635,000
	Athos Merger Sub LLC
437,686	9.63% (1-Month USD Libor+500 basis points), 7/31/20263,4,5	426,403
359,229	12.88%, 7/31/2027[4,5]	348,452
1,000,000	CPC/Cirtec Holdings, Inc. 10.87%, 1/30/2029[1]	967,500
	Dentive Capital, LLC
281,443	11.53%, 12/23/2028[1]	273,000
138,557	1.00%, 12/23/2028[1]	134,400
	Fingerpaint Group
892,857	11.75%, 12/20/2026[1]	875,955
607,143	11.73%, 12/20/2026[1]	595,650
1,000,000	Florida Marine, LLC. 14.90%, 9/1/2025[1]	981,897
650,000	Grindr Capital, LLC 13.02%, 11/14/2027[1]	643,500
548,618	Ivanti Software, Inc. 9.21% (3-Month USD Libor+425 basis points), 12/1/2027[3,4,5]	452,465
	Monroe Capital Corp.
500,000	1.00%, 12/20/2028[1]	485,000
500,000	11.89%, 12/20/2028[1]	485,000
418,950	Project Castle, Inc. 10.08% (3-Month Term SOFR+550 basis points), 11/1/2029[3,4,5]	358,726
420,000	Project Leopard Holdings, Inc. 9.80% (3-Month Term SOFR+525 basis points), 7/20/2029[3,4,5]	388,567
169,831	PWCC Marketplace, LLC 10.91%, 9/6/2025[1]	169,831
250,000	Shryne Group, Inc. 14.75%, 5/26/2026[1]	246,250
991,111	South Florida ENT Associates 12.06%, 3/25/2025[1]	961,378
236,111	Stronghold Digital Mining, Inc. 14.57%, 11/16/2025[1]	223,833
	Tank Holding Corp.
15,409	11.75%, 3/31/2028	14,368
891,411	10.47%, 3/31/2028	859,097
	Taoglas Group Holdings Limited
214,991	0.50%, 2/28/2029[1]	208,542
785,009	11.89%, 2/28/2029[1]	761,458
	TOTAL BANK LOANS
	(Cost $11,368,427)	11,496,272

First Trust Private Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2023

Number of Shares			Value
		PRIVATE INVESTMENT FUNDS — 2.3%
25,000		Palmer Square Capital BDC, Inc.[7]	$407,750
N/A	[8]	Wynwood BN, LLC	300,000
		TOTAL PRIVATE INVESTMENT FUNDS
		(Cost $700,000)	707,750

		WARRANTS — 0.0%
17,197		Stronghold Digital Mining, Inc., Expiration Date: February 24, 3030*,1	9,132
		TOTAL WARRANTS
		(Cost $6,340)	9,132

		SHORT-TERM INVESTMENTS — 25.3%
7,849,318		Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 4.66%[9]	7,849,318
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $7,849,318)	7,849,318
		TOTAL INVESTMENTS — 103.6%
		(Cost $31,977,983)	32,112,553

		Liabilities in Excess of Other Assets — (3.6)%	(1,103,003)
		TOTAL NET ASSETS — 100.0%	$31,009,550

LLC — Limited Liability Company
LP — Limited Partnership
* Non-income producing security.
[1] Level 3 securities fair valued under procedures established by the Board of Trustees, represents 32.63% of Net Assets. The total value of these securities is $10,118,239.
[2] Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $11,239,857, which represents 36.25% of the total net assets of the Fund.
[3] Callable.
[4] Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[5] Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[6] Step rate security.
[7] Affiliated company.
[8] Investment does not issue shares.
[9] The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2023

Securities With Restrictions	Redemptions	Redemption			Original
On Redemptions	Permitted	Notice Period	Cost	Fair Value	Acquisition Date
Palmer Square Capital BDC, Inc.[a]	Not permitted	N/A	$400,000	$407,750	2/1/2023
Wynwood BN, LLC[a]	Not permitted	N/A	$300,000	$300,000	1/26/2023
Totals			$700,000	$707,750

a Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

			Currency	Value At		Unrealized
Sale		Currency	Amount	Settlement	Value At	Appreciation
Contracts	Counterparty	Exchange	Sold	Date	March 31, 2023	(Depreciation)
EUR	BNP Paribas	EUR per USD	(20,000)	$(22,080)	$(22,063)	$17
EUR	BNP Paribas	EUR per USD	(10,000)	$(11,120)	$(11,247)	$(127)
EUR	BNP Paribas	EUR per USD	(30,000)	$(33,195)	$(33,251)	$(56)
EUR	BNP Paribas	EUR per USD	(20,000)	$(21,940)	$(21,852)	$88
EUR	BNP Paribas	EUR per USD	(22,000)	$(22,180)	$(22,276)	$(96)
EUR	BNP Paribas	EUR per USD	(20,000)	$(22,010)	$(21,957)	$53
EUR	BNP Paribas	EUR per USD	(276,000)	$(304,980)	$(305,027)	$(47)
EUR	BNP Paribas	EUR per USD	(448,000)	$(498,848)	$(506,292)	$(7,444)
EUR	BNP Paribas	EUR per USD	(30,000)	$(33,315)	$(33,577)	$(262)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(969,668)	$(977,542)	$(7,874)

EUR – Euro

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

SUMMARY OF INVESTMENTS

As of March 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	38.9%
Bank Loans	37.1%
Private Investment Funds	2.3%
Warrants	0.0%
Short-Term Investments	25.3%
Total Investments	103.6%
Liabilities in Excess of Other Assets	(3.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2023

Assets:
Investments in securities, at fair value
Unaffiliated investments (cost $29,649,249)	$29,778,087
Affiliated investments (cost $2,328,734)	2,334,466
Cash	129,708
Receivables:
Investment securities sold	938,125
Interest	240,363
Due from Adviser	205,327
Fund shares sold	154,958
Deferred offering costs (see Note 2)	11,754
Prepaid expenses	19,384
Total assets	33,812,172

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	7,874
Payables:
Investment securities purchased	2,742,940
Auditing fees	17,500
Distribution fees - Class I (Note 3)	11,115
Legal fees	10,000
Deferred tax liability	3,938
Fund services expense	3,300
Trustees' fees and expenses	900
Accrued other expenses	5,055
Total liabilities	2,802,622
Net Assets	$31,009,550

Components of Net Assets
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$30,573,168
Total accumulated earnings	436,382
Net Assets	$31,009,550

Maximum Offering Price per Share
Class I Shares:
Net assets applicable to shares outstanding	$31,009,551
Shares of common stock issued and outstanding	3,077,612
Net asset value, offering and redemption price per share	$10.08

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

STATEMENT OF OPERATIONS

For the Period May 9, 2022 (commencement of operations) to March 31, 2023

Investment Income:
Interest	$829,135
Total investment income	829,135

Expenses:
Advisory fees	145,778
Legal fees	144,823
Offering costs (see Note 2)	84,508
Organizational expenses	56,970
Auditing fees	40,000
Trustees' fees and expenses	35,400
Chief Compliance Officer fees	23,050
Shareholder reporting fees	20,682
Distribution fees - Class I (Note 3)	15,077
Fund services expense	11,279
Tax services	3,938
Registration fees	2,340
Insurance fees	1,640
Miscellaneous	4,207
Total expenses	589,692
Advisory fees waived	(145,778)
Other expenses absorbed	(265,740)
Net expenses	178,174
Net investment income	650,961

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	96,033
Foreign currency transactions	154
Forward contracts	(794)
Net realized gain (loss)	95,393
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	128,838
Investments in affiliated issuers	5,732
Forward contracts	(7,874)
Net change in unrealized appreciation/depreciation	126,696
Net realized and unrealized gain (loss) on investments, foreign currency and forward contracts	222,089
Net Increase in Net Assets from Operations	$873,050

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Period
May 9, 2022[1]
Through
March 31, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$650,961
Net realized gain (loss) on investments, foreign currency and forward contracts	95,393
Net change in unrealized appreciation/depreciation on investments and forward contracts	126,696
Net increase in net assets resulting from operations	873,050

Distributions to Shareholders:
Distributions:
Total distributions to shareholders	(478,831)

Capital Transactions:
Net proceeds from shares sold:
Class I	30,494,159
Reinvestment of distributions:
Class I	21,172
Net increase in net assets from capital transactions	30,515,331
Total increase in net assets	30,909,550

Net Assets:
Beginning of period[2]	100,000
End of period	$31,009,550

Capital Share Transactions:
Shares sold:
Class I	3,075,478
Shares reinvested:
Class I	2,134
Net increase in capital share transactions	3,077,612

1 Commencement of operations.

2 First Trust Capital Management L.P. (the "Investment Manager") made the initial share purchase of $100,000 on April 1, 2022. The total initial share purchase of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

STATEMENT OF CASH FLOWS

For the Period May 9, 2022 (commencement of operations) to March 31, 2023

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$873,050
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(25,962,669)
Sales of long-term portfolio investments	4,745,787
Purchase/Sales of short-term investments, net	(7,849,318)
Increase in investment securities sold	(938,125)
Increase in interest	(240,363)
Increase in due from adviser	(205,327)
Increase in fund shares sold	(154,958)
Increase in deferred offering costs (see Note 2)	(11,754)
Increase in prepaid expenses	(19,384)
Increase in auditing fees	17,500
Increase in distribution fees - Class I (Note 3)	11,115
Increase in legal fees	10,000
Increase in deferred tax liability	3,938
Increase in fund services expense	3,300
Increase in trustees' fees and expenses	900
Increase in accrued other expenses	5,055
Net amortization on investments	(56,499)
Net realized gain on investments	(112,344)
Net change in unrealized appreciation/depreciation on investments	(126,696)
Net cash provided by (used for) operating activities	(30,006,792)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	30,494,159
Dividends paid to Shareholders, net of investments	(457,659)
Net cash provided by (used for) financing activities	30,036,500

Net increase in cash	29,708

Cash:
Beginning of period	100,000
End of period	$129,708

Non-cash financing activities not included herein consist of $21,172 of reinvested dividends.

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period
May 9, 2022*
Through
March 31, 2023
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.54
Net realized and unrealized loss on investments	(0.20)
Total from investment operations	0.34

Less Distributions:
From net investment income	(0.25)
From net realized gain	(0.01)
Total distributions	(0.26)

Net asset value, end of period	$10.08

Total return [2,3]	3.37%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	31,010
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed [4]	5.46%
After fees waived and expenses absorbed [4]	1.65%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed [4]	2.22%
After fees waived and expenses absorbed [4]	6.03%
Portfolio turnover rate [3]	46%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total return would have been lower had fees not been waived or absorbed by First Trust Capital Mangement L.P. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2023

Note 1 - Organization

First Trust Private Credit Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated August 16, 2022 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in Class I Shares and Class A Shares. Only Class I Shares have been issued.

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by allocating a least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a diverse portfolio of private credit instruments. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Manager.

The Fund commenced the public offering of Class I shares on September 6, 2022 and has publicly offered Class I Shares in a continuous offering since that time. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 - Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

UMB Fund Services, Inc., the Fund’s Administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as The Board of Trustees (the “Board”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’.

Fixed-income securities, except for private debt investments discussed below, with a remaining maturity of sixty (60) days or more will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect market value will be valued based upon broker-supplied quotations provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect market value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

The Fund values its investments in private investment funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The Investment Adviser and/or the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Adviser and/or the Sub-Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration. Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.

First Trust Portfolios L.P. (the “Distributor”) is under no duty to verify any valuations of the Fund’s investments.

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Private Investment Funds

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund's shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund intends to make monthly distributions to its shareholders equal to 7% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a regulated investment company. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

(h) Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs for the period from the commencement of the Fund's operations on May 9, 2022 through March 31, 2023 are $56,970 and $96,262, respectively, of which $11,754 of the offering costs remain to be deferred.

Organizational costs incurred by the Fund are reimbursed by the Investment Manager and are subject to recoupment by the Investment Manager in accordance with the Fund's expense limitation agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are amortized to expense over twelve months on a straight-line basis.

Note 3 – Investment Advisory and Other Agreements and Activity with Affiliates

The Fund has entered into an investment management agreement (the “Agreement”) with the Investment Manager. Pursuant to the Agreement, the Fund pays the Investment Manager a monthly fee equal to 1.35% on an annualized basis of the Fund’s net assets as of each month-end (the “Investment Management Fee”), subject to certain adjustments.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, (such as litigation expenses) do not exceed 2.40% and 1.65% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term of one year from April 29, 2022, the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated during the Initial Term by the Fund or the Investment Manager. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated before that date by the Fund or the Investment Manager upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews from year to year. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.40% and 1.65% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit at the time of the recoupment.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. Currently, the Investment Manager has engaged Angel Oak Capital Advisors, LLC (“Angel Oak”), Mount Logan Management, LLC (“Mount Logan”) and Palmer Square Capital Management LLC (“Palmer Square”), (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund and pays the Sub-Advisers from its advisory fees. During the period ended, March 31, 2023, Mount Logan replaced BC Partners Advisors L.P. (“BC Partners”) as a Sub-Advisor to the Fund. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Angel Oak, Angel Oak receives a portfolio management fee equal to 0.50% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Mount Logan, Mount Logan receives a portfolio management fee equal to 1.00% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Palmer Square, Palmer Square receives a portfolio management fee equal to 0.50% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Each Sub-Adviser’s fee is paid by the Investment Manager out of the Investment Management Fee.

For the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023, the Adviser has waived $145,778 in advisory fees and absorbed $265,740 in other expenses. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant waiver of advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2023, the amount of these potentially recoverable expenses was $411,518. The Adviser may recapture all or a portion of this amount no later than March 31, 2026.

Pursuant to exemptive relief from the SEC, the Fund has adopted a distribution and service plan for Class A and Class I Shares (the “Distribution and Service Plan”). The Fund may pay a distribution and servicing fee (the “Distribution and Servicing Fee”) of up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class I Shares, respectively, to qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A and Class I Shares which, pursuant to the conditions of the exemptive order issued by the SEC, has been adopted by the Fund with respect to the applicable class in compliance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution and Service Plan, the Fund paid $15,077 as Distribution and Servicing Fee for Class I Shares, as reported on the Statement of Operations.

First Trust Portfolios L.P., an affiliate of the Investment Manager, currently serves as the Fund’s distributor. UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023 are reported on the Statement of Operations.

Ernst & Young LLP provides tax services to the Fund. The Fund’s allocated fees incurred for tax services for the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

The Fund has elected to be treated and intends to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

At March 31, 2023, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$31,977,983

Gross unrealized appreciation	$310,826
Gross unrealized depreciation	(176,256)

Net unrealized appreciation on investments	$134,570

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(42,163)	$42,163

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$301,812
Undistributed long-term capital gains	-
Tax accumulated earnings	301,812

Accumulated capital and other losses	-
Net unrealized appreciation on investments	134,570
Total accumulated earnings	$134,570

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The tax character of distributions paid during the year ended March 31, 2023 were as follows:

Distribution paid from:	2023
Ordinary income	$478,831
Net long-term capital gains	-
Total taxable distributions	$478,831

As of March 31, 2023, the Fund had no capital loss carryovers.

Note 5 – Investment Transactions

For the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023, purchases and sales of investments, excluding short-term investments, were $28,705,609 and $4,704,125, respectively.

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Repurchase of Shares

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a valuation date on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the shares outstanding, but if the value of shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of shares tendered. In such event, Shareholders will have their shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered shares repurchased by the Fund.

The results of the repurchase offers conducted for the period from the commencement of the Fund's operations on May 9, 2022 through March 31, 2023 are as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	December 9, 2022	March 1, 2023
Repurchase Request Date	December 30, 2022	March 31, 2023
Repurchase Pricing Date	December 30, 2022	March 31, 2023

Net Asset Value as of Repurchase Pricing Date
Class I Shares	$9.82	$10.07

Amount Repurchased
Class I Shares	$0	$0

Percentage of Outstanding Shares Repurchased
Class I Shares	-%	-%

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$10,589,169	$1,460,912	$12,050,081
Bank Loans	-	2,848,078	8,648,194	11,496,272
Warrants	-	-	9,132	9,132
Short-Term Investments	7,849,318	-	-	7,849,318
Subtotal	$7,849,318	$13,437,247	$10,118,238	$31,404,803
Private Investments Funds				707,750
Total Investments				$32,112,553

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Bank Loans	Warrants
Balance as of May 9, 2022 (Commencement of Operations)	$-	$-	$-
Transfers into Level 3	1,437,343	8,681,054	6,339
Transfers out of Level 3	-	-	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	23,569	14,211	2,793
Included in other comprehensive income	-	-	-
Net purchases	-	-	-
Net sales	-	(47,071)	-
Balance as of March 31, 2023	$1,460,912	$8,648,194	$9,132

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$23,569	$47,948	$2,793

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023:

Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input
Asset-Backed Securities	510,907	Market Approach	Expected yield	18.52%
	950,006	Recent Transaction Price	Recent Transaction Price	N/A

Bank Loans	1,685,900	Discounted Cash Flows	Market Yield	7.73% - 12.41%
	6,322,380	Recent Transaction Price	Recent Transaction Price	N/A
	639,914	Market Approach	Expected Yield	15.00% - 17.70%

Warrants	9,132	Market Approach	Illiquidity Discount	17%

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Note 9 – Affiliated issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or any investment which is advised or sponsored by the Investment Manager or Sub-Advisers. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2023.

Name of Issuer	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Amortization	Change in Unrealized Appreciation (Depreciation)	Value End of Period
ASSET-BACKED SECURITIES
Mount Logan Funding LP	$-	$250,000	-	-	$3,333	2,265	$255,598
Palmer Square European Loan Funding	-	638,026	-	-	-	12,663	650,689
Palmer Square European Loan Funding	-	299,317	-	-	-	-	299,317
Palmer Square Loan	-	288,000	-	-	58	(8,755)	279,303
Palmer Square Capital	-	450,000	-	-	-	(8,191)	441,809
PRIVATE INVESTMENT FUNDS
PalmerSquare Capital BDC, Inc.	-	400.000	-	-	-	7,750	407,750
Total	$-	$2,325,343	-	-	$3,391	$5,732	$2,334,466

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2023 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Foreign Exchange Contracts	Total
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$(7,874)	$(7,874)
	$(7,874)	$(7,874)

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The effects of derivative instruments on the Statement of Operations for the period from the commencement of the Fund's operations on May 9, 2022 through March 31, 2023 are as follows:

	Derivatives not designated as hedging instruments
	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Forward contracts	$(7,874)	$(7,874)
	$(7,874)	$(7,874)

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2023 are as follows:

Derivatives not designated as hedging instruments
Forward contracts	Foreign exchange contracts	Notional amount	$(323,223)

Note 11 – Risk Factors

An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.

No guarantee or representation is made that the investment program will be successful.

The global outbreak of coronavirus (COVID-19) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of USD LIBOR may continue to be provided on a representative basis until mid-2023. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund's ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

First Trust Private Credit Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Note 12 – Recently Issued Accounting Pronouncements and Regulatory Updates

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as its valuation designee to perform fair value determinations and approved new Valuation Procedures for the Fund.

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on its financial statements, but the impact of the adoption is not expected to be material.

Note 13 – Events Subsequent to the Period End

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements other than the following:

The Board declared a cash dividend of $0.06037 per share from undistributed investment income-net, payable on April 5, 2023 to Shareholders of record as of the close of business on April 4, 2023. The ex-dividend date was April 5, 2023.

First Trust Private Credit Fund

FUND INFORMATION

March 31, 2023 (Unaudited)

The Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 779-1999.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	17	None

First Trust Private Credit Fund

FUND INFORMATION

March 31, 2023 (Unaudited) (Continued)

Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016-Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	15	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc.235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present). President, Investment Managers Series Trust II (registered investment company) (2013-Present); Treasurer, American Independence Funds Trust (registered investment company) (2016-2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010-2015).	17	Trustee, Investment Managers Series Trust II (51 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012-Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – Present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A

First Trust Private Credit Fund

FUND INFORMATION

March 31, 2023 (Unaudited) (Continued)

Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012-Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008-2018).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc.235 W. Galena St.Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.	N/A	N/A

*The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, The Optima Dynamic Alternatives Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund.

**Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administratior.

First Trust Private Credit Fund

FUND INFORMATION

March 31, 2023 (Unaudited) (Continued)

	TICKER	CUSIP
First Trust Private Credit Fund – Class I Shares	FTPCX	33741K209

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.

First Trust Private Credit Fund

235 West Galena Street

Milwaukee, WI 53212

Toll Free: (877) 779-1999